Pension and other post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2023
Components of total pension costs
Components of net periodic benefit costs
in	6M23	6M22
Net periodic benefit costs/(credits) (CHF million)
Service costs on benefit obligation	6	8
Interest costs on benefit obligation	48	30
Expected return on plan assets	(66)	(33)
Amortization of recognized prior service cost/(credit)	1	1
Amortization of recognized actuarial losses	(6)	5
Net periodic benefit costs/(credits)	(17)	11
Service costs on benefit obligation are reflected in compensation and benefits. Other components of net periodic benefit costs are reflected in general and administrative expenses.